                                                                Exhibit 10.33





                                  May 22, 2000



The Carbide/Graphite Group, Inc.
One Gateway Center, 19th Floor
Pittsburgh, PA  15222-1416

Attention:        Mr. William M. Thalman
                  Treasurer

                  Re: The Revolving Credit and Letter of Credit Issuance Agreement dated as of September 25, 1997, as amended, (the "Credit Agreement"), among The Carbide/Graphite Group, Inc., a Delaware corporation (the "Borrower"), the financial institutions party thereto (collectively, the "Lenders"; and individually, a "Lender") and PNC Bank, National Association as the agent for the Lenders (in such capacity, the "Agent")

Dear Mr. Thalman:

         This letter is issued in connection with the Credit Agreement referenced above, and your letter dated May 16, 2000, in which the Borrower requests a waiver of certain covenant violations under the Credit Agreement, as more fully set forth below. The capitalized terms not otherwise defined herein shall have the meaning given to those terms in the Credit Agreement.

         1. Description of Violation, Waiver, Amendments and Certain Consequences. The Borrower has notified the Agent that the Borrower has failed to comply as of April 30, 2000, with the financial covenants set forth at Sections 7.12, 7.13 and 7.14 of the Credit Agreement, and continues to violate
Section 7.12 on each day since April 30, 2000.

                  The Borrower has requested that, subject to the terms and conditions of this letter agreement and only for the period herein described, the Required Lenders and the Agent waive the violations of Sections 7.12, 7.13 and 7.14 of the Credit Agreement as of April 30, 2000. The Required Lenders, the Agent and the Borrower agree that notwithstanding any terms of the Credit Agreement to the contrary (including Section 7.12 of the Credit Agreement), (i) that the Borrower will not at any time prior to October 31, 2000, permit its Consolidated Tangible Net Worth to be less than $70,000,000.00 (and on October 31, 2000, the minimum Consolidated Tangible Net Worth requirement shall be governed by the Terms of Section 7.12 of the Credit Agreement unaffected by the terms hereof); (ii) that on and after the date hereof the Euro-Rate Margin under the Euro-Rate Option shall be three percent (3.00%) per annum; (iii) that on and after the date hereof, the Borrower shall not be permitted to purchase or repurchase any of the Borrower's equity securities from it shareholders; and
(iv) that on and after June 30, 2000, the Revolving Credit Commitments of the Lenders shall be reduced from $140,000,000 to $135,000,000.

The Carbide/Graphite Group, Inc.
ATTN: Mr. William M. Thalman, Treasurer
May 22, 2000
Page 2




                  In consideration for the execution and delivery of this Waiver Letter, the Borrower also agrees (i) to deliver to the Agent for the benefit of the Lenders a copy of any appraisals of the plant, property and equipment of the Borrower completed for the benefit of The Chase Manhattan Bank and/or the Borrower in connection with a proposed refinancing of the Credit Agreement by a bank syndicate lead by The Chase Manhattan Bank or its affiliate within three
(3) Business Days of the receipt of such appraisals, and (ii) in the event that the Borrower fails to close a loan transaction with a bank syndicate led with The Chase Manhattan Bank or its affiliate by August 15, 2000, which refinances the Credit Agreement, the Borrower will immediately undertake in good faith to renegotiate the terms of the Credit Agreement on terms acceptable to the Agent and the Required Lenders.

         2. Representations and Warranties. To induce the Lender to execute and deliver this letter, the Borrower hereby represents and warrants to the Agent that except as noted in the preceded paragraph, (a) all the representations and warranties of the Borrower contained in the Credit Agreement and any of the other Loan Documents are true and correct in all material respects as to the Borrower on and as of the date of its execution hereof, as though made on and as such date, and (b) that no event has occurred and is continuing or would result from the execution and delivery of this letter, which constitutes or would constitute a Default or an Event of Default under the Credit Agreement, except as described herein and waived hereby.

         3. Extent of Waiver. Except as expressly described above, this waiver shall not constitute (a) a modification or an alteration of any of the terms, conditions or covenants of the Credit Agreement, all of which remain in full force and effect, or (b) a waiver, release or limitation upon the Agent's or any Lender's exercise of any of its rights and remedies thereunder, all of which are hereby expressly reserved. This waiver shall not relieve or release the Borrower in any way from any of its duties, obligations, covenants or agreements under the Credit Agreement or from the consequences of any Default or Event of Default thereunder, except as expressly described above. This waiver shall not obligate the Agent or any Lender, or be construed to require the Agent or any Lender, to waive any other Events of Default or Defaults under the Credit Agreement, whether now existing or which may occur after the date of this waiver.

                  Except as expressly waived or amended hereby, the Credit Agreement and each and every representation, warranty, agreement, covenant, term and condition contained therein or in any other Loan Document is specifically ratified and confirmed. Nothing in this letter agreement shall be deemed or construed to be a waiver or release of, or a limitation upon, the Agent's or any Lender's exercise of any of its rights and remedies under the Credit Agreement or the other Loan Documents except as expressly set forth herein.

The Carbide/Graphite Group, Inc.
ATTN: Mr. William M. Thalman, Treasurer
May 22, 2000
Page 3




         4. Monthly Reports and Compliance Certificate. Beginning from the date of this waiver and continuing each month thereafter, the Borrower shall deliver to Agent for the benefit of the Lenders within 30 days after the end of the proceeding month, (A) a consolidated balance sheet for the Borrower and its Subsidiaries, (B) a consolidated statement of income for the Borrower and its Subsidiaries, and (C) a consolidated statement of cash flow for the Borrower and its Subsidiaries, all such statements to be prepared in reasonable detail and certified, subject to changes resulting from year-end adjustments, by the chief financial officer of the Borrower. In addition, the Borrower shall deliver to the Agent by August 21, 2000, the Borrower's Compliance Certificate as set forth in Section 6.02 (iii) of the Credit Agreement for the period ending July 31, 2000.

         5. Amendment Fee. In consideration of the execution and delivery of this waiver letter, the Borrower shall pay to each Lender which approves and executes this waiver on or before May 24, 2000 a fee equal to ten (10) basis points (1/10th of 1%) times each such approving Lender's Commitment. Such payment shall be due and payable on the date of the effectiveness of this Waiver Letter and shall be paid in immediately available funds to the Agent for the account of each Lender which approves and executes this Waiver Letter.

         6. Effectiveness of Waiver. This waiver shall not become effective until the Agent is in receipt of a counterpart of this letter duly executed by the Borrower and by the Required Lenders and the payment in full by the Borrower of the Amendment Fee referred to in paragraph 5 above for the benefit of the Lenders.

         7. Counterparts. This waiver letter may be executed in several counterparts and by each party on a separate counterpart, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute but one and the same instrument. Delivery of an executed counterpart by telecopier shall be as effective as delivery of a manually executed counterpart hereof.

                                       Very truly yours,

                                       PNC BANK, NATIONAL ASSOCIATION,
                                       as Agent for the Lenders


                                       By: /s/ LOUIS K. McLINDEN, JR. (SEAL)
                                           ---------------------------------
                                       Name:   Louis K. McLinden, Jr.
                                           ---------------------------------
                                       Title:  Vice President
                                           ---------------------------------

The Carbide/Graphite Group, Inc.
ATTN: Mr. William M. Thalman, Treasurer
May 22, 2000
Page 4




With the intent to be legally bound hereby, the foregoing is hereby acknowledged, accepted and agreed to this 22nd day of May, 2000.

THE CARBIDE/GRAPHITE GROUP, INC.,
a Delaware corporation


By: /s/ WILLIAM M. THALMAN
    -----------------------------
Name:   William M. Thalman
    -----------------------------
Title:  Treasurer
    -----------------------------

The Carbide/Graphite Group, Inc.
ATTN: Mr. William M. Thalman, Treasurer
May 22, 2000
Page 5





         Each of the undersigned Lenders hereby consent to the terms of the foregoing waiver letter and authorizes the Agent to execute and deliver this waiver letter to the Borrowers.

                                        LENDERS:

REVOLVING CREDIT                        PNC BANK, NATIONAL ASSOCIATION
COMMITMENT:       $24,266,666.68

RATABLE SHARE:    17.33%                By: /s/ LOUIS K. McLINDEN, JR.   (SEAL)
                                           ------------------------------------
                                        Name:  Louis K. McLinden, Jr.
                                           ------------------------------------
                                        Title: Vice President
                                           ------------------------------------


REVOLVING CREDIT                        NATIONAL CITY BANK OF
COMMITMENT:       $16,800,000.00            PENNSYLVANIA

RATABLE SHARE:     12%                  By: /s/ WILLIAM S. HARRIS        (SEAL)
                                           ------------------------------------
                                        Name:  William S. Harris
                                           ------------------------------------
                                        Title: Vice President
                                           ------------------------------------


REVOLVING CREDIT                        BANK ONE
COMMITMENT:       $12,133,333.33

RATABLE SHARE:     8.66%                By: /s/ GARY C. WILSON           (SEAL)
                                           ------------------------------------
                                        Name:  Gary C. Wilson
                                           ------------------------------------
                                        Title: Senior Vice President
                                           ------------------------------------


REVOLVING CREDIT                        FIRST UNION NATIONAL BANK
COMMITMENT:       $16,800,000.00

RATABLE SHARE:     12%                  By: /s/ PATRICK J. KAUFMAN       (SEAL)
                                           ------------------------------------
                                        Name:  Patrick J. Kaufman
                                           ------------------------------------
                                        Title: Vice President
                                           ------------------------------------

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

The Carbide/Graphite Group, Inc.
ATTN: Mr. William M. Thalman, Treasurer
May 22, 2000
Page 6




REVOLVING CREDIT                        KEYBANK, NATIONAL ASSOCIATION
COMMITMENT:       $12,133,333.33

RATABLE SHARE:     8.66%                By: /s/ LAWRENCE A. MACK         (SEAL)
                                           ------------------------------------
                                        Name:  Lawrence A. Mack
                                           ------------------------------------
                                        Title: Senior Vice President
                                           ------------------------------------


REVOLVING CREDIT                        STANDARD CHARTERED BANK
COMMITMENT:       $12,133,333.33

RATABLE SHARE:     8.66%                By: /s/ JOE LANGLOIS              (SEAL)
                                           ------------------------------------
                                        Name:  Joe Langlois
                                           ------------------------------------
                                        Title: Vice President
                                           ------------------------------------


REVOLVING CREDIT                        MELLON BANK, N.A.
COMMITMENT:       $12,133,333.33

RATABLE SHARE:     8.66%                By: /s/ ROBERT J. REICHENBACH    (SEAL)
                                           ------------------------------------
                                        Name:  Robert J. Reichenbach
                                           ------------------------------------
                                        Title: Assistant Vice President
                                           ------------------------------------


REVOLVING CREDIT                        BANK OF AMERICA, N.A.
COMMITMENT:       $16,800,000.00

RATABLE SHARE:     12%                  By: /s/ EILEEN C. HIGGINS        (SEAL)
                                           ------------------------------------
                                        Name:  Eileen C. Higgins
                                           ------------------------------------
                                        Title: Vice President
                                           ------------------------------------


REVOLVING CREDIT                        THE CHASE MANHATTAN BANK
COMMITMENT:       $16,800,000.00

RATABLE SHARE:     12%                  By: /s/ JOHN MALONE              (SEAL)
                                           ------------------------------------
                                        Name:  John Malone
                                           ------------------------------------
                                        Title: Vice President
                                           ------------------------------------